UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Lamson & Sessions Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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25701 Science Park Drive
Cleveland, Ohio 44122
(216) 464-3400
March 30, 2006
To Our Shareholders:
      On behalf of the Board of Directors and management of Lamson & Sessions, I cordially invite you to attend the 2006 Annual Meeting of Lamson’s shareholders to be held on Friday, April 28, 2006, at 9:00 a.m., local time, at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115.
      At this meeting, shareholders are expected to elect three directors for a three-year term ending in 2009, elect one director for a one-year term ending in 2007 and to approve Lamson’s 1998 Incentive Equity Plan (As Amended and Restated as of April 28, 2006).
      In addition, there will be a report on current developments in the Company and an opportunity for questions of general interest to shareholders.
      It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the envelope provided or give your proxy by telephone or over the Internet by following the instructions on the proxy card.

Sincerely,

John B. Schulze
Chairman of the Board
and Chief Executive Officer

25701 Science Park Drive
Cleveland, Ohio 44122
(216) 464-3400
NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
April 28, 2006
       Notice is hereby given that the Annual Meeting of Shareholders of The Lamson & Sessions Co. will be held at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115 on April 28, 2006, beginning at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

1. The election of three Class II directors for three-year terms expiring in 2009 and one Class 1 director for a one-year term expiring in 2007;

2. Approval of The Lamson & Sessions Co. 1998 Incentive Equity Plan (As Amended and Restated as of April 28, 2006); and

3. Any other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.
      If you were a shareholder of record at the close of business on March 1, 2006, you are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponements thereof.

By order of the Board of Directors.

John B. Schulze
Chairman of the Board
and Chief Executive Officer
March 30, 2006
      IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Annual Meeting, please mark, sign, date and return the enclosed proxy promptly, using the return envelope enclosed, or give your proxy by telephone or over the Internet by following the instructions on the proxy card.

25701 Science Park Drive
Cleveland, Ohio 44122
(216) 464-3400

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2006
Date of the Proxy Statement — March 30, 2006
GENERAL INFORMATION
Information About the Annual Meeting
      Our Annual Meeting will be held on Friday, April 28, 2006 at 9:00 a.m., local time, at the Wyndham Cleveland Hotel, 1260 Euclid Avenue, Cleveland, Ohio 44115.
Information About this Proxy Statement
      We sent you this Proxy Statement and the enclosed proxy card because Lamson’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. If you own Lamson common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Lamson’s Shareholder Relations Department at (216) 464-3400. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and which is designed to assist you in voting your shares. On or about March 30, 2006, we began mailing this Proxy Statement and the enclosed proxy card to all shareholders of record at the close of business on March 1, 2006.
What You May Vote On at the Annual Meeting
      1. The election of three directors in Class II, with terms expiring in 2009 and one director in Class I with a term expiring in 2007.
      2. Approval of The Lamson & Sessions Co. 1998 Incentive Equity Plan (As Amended and Restated as of April 28, 2006) (the “Amended and Restated 1998 Plan”).
The Board recommends that you vote FOR each of the four nominees for director and FOR the Amended and Restated 1998 Plan.
      The Board of Directors does not know of any other matter which will be presented at the Annual Meeting other than the election of directors. However, if any other matter properly comes before the Annual Meeting, the individuals named on the enclosed proxy card (“proxies”) will act on such proposal in their discretion.
Information About Voting
      Shareholders can vote on matters presented at the Annual Meeting in four ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card. If you do this, the proxies will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some or none of the nominees for director. If you do not indicate instructions on the card, your shares will be voted FOR the election of the directors and FOR the approval of the Amended and Restated 1998 Plan.

(b) By Telephone. After reading the proxy materials and with your proxy and voting instruction form in front of you, you may call the toll-free number 1-888-693-8683 using a touch-tone telephone. You will be prompted to enter your Control Number from your proxy and voting instruction form. This number will identify you and the Company. Then you can follow the simple instructions that will be given to you to record your vote.

(c) Over the Internet. After reading the proxy materials and with your proxy and voting instruction form in front of you, you may use your computer to access the Web site http://www.cesvote.com. You will be prompted to enter your Control Number from your proxy and voting instruction form. This number will identify you and the Company. Then you can follow the simple instructions that will be given to you to record your vote.

(d) In Person. You may attend the Annual Meeting and cast your vote in person.

The Internet and telephone voting procedures have been set up for your convenience and have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.
      You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to Lamson’s Secretary, James J. Abel, prior to the Annual Meeting, or by submitting a later-dated proxy to the Company.
      Each share of Lamson common stock is entitled to one vote. As of the record date, March 1, 2006, there were 15,352,600 shares of common stock outstanding.
Cumulative Voting
      Each shareholder has the right to vote cumulatively for the election of directors subject to the following notice provisions: Notice that cumulative voting is desired must be given to the President, a Vice President or the Secretary of Lamson at least forty-eight hours before the Annual Meeting. At the start of the Annual Meeting, Lamson’s Chairman or Secretary or the shareholder giving such notice must announce notice was given that cumulative voting is desired. If the notice is properly given, each shareholder will have the right to cumulate his or her voting power and cast all of his or her votes for one or more of the director nominees. If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented thereby and by other proxies held by them in such manner and in their discretion so as to elect as many as possible of the four nominees.
Information Regarding Tabulation of the Vote
      Lamson’s policy is that all proxies, ballots and votes tabulated at a meeting of the shareholders are confidential. Representatives of National City Bank will tabulate votes and act as Inspectors of Election at the Annual Meeting.
Quorum Requirement
      A quorum of shareholders is necessary to hold a valid meeting. Under Lamson’s Amended Code of Regulations (the “Code of Regulations”), if shareholders holding 75% of the voting power are present in person or by proxy, a quorum will exist to elect directors at the meeting. For all other business that may be properly conducted at the Annual Meeting, the holders of common stock entitled to exercise two-thirds of the voting power of the Company, present in person or by proxy, shall constitute a quorum. Abstentions are counted as present for establishing a quorum but broker non-votes are not. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.
      The holders of a majority of the voting power represented at the Annual Meeting, whether or not a quorum is present, may adjourn the meeting without notice other than by announcement at the meeting of the date, time and location at which the meeting will be reconvened.

Information About Votes Necessary for Action to be Taken

Election of Directors
      The four nominees for director receiving the greatest number of votes will be elected at the meeting. Abstentions and broker non-votes will have no effect on the result of the vote on the election of directors.

Amended and Restated 1998 Plan
      A majority of the votes cast at the Annual Meeting will be required to approve the Amended and Restated 1998 Plan, provided that the total votes cast are over 50% in interest of all securities entitled to vote on the Amended and Restated 1998 Plan.

Other Matters
      The Board of Directors does not know of any other matter to be presented at the Annual Meeting other than the election of directors and the Amended and Restated 1998 Plan discussed in this Proxy Statement. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such proposal in their discretion.
Revocation of Proxies
      If you give a proxy (either by mailing your proxy card, by telephone or over the Internet), you may revoke it at any time before it is exercised by giving notice to Lamson’s Secretary in writing or by means of other verifiable communication prior to the Annual Meeting or by submitting a later-dated proxy to the Company.
Costs of Proxy Solicitation
      Lamson will pay all the costs of soliciting these proxies. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of the Company. Lamson will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses. In addition, Lamson has also retained Georgeson Shareholder Communications, Inc. to aid in the distribution and solicitation of proxies and has agreed to pay Georgeson a fee of approximately $6,500, plus reasonable expenses.

INFORMATION ABOUT LAMSON COMMON STOCK OWNERSHIP
Beneficial Ownership of Shares
      The following table sets forth as of December 31, 2005 (except as otherwise noted), all persons (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)) we know to be “beneficial owners” of more than five percent of Lamson’s outstanding common stock, other than directors or officers of Lamson. This information is based on reports filed with the Securities and Exchange Commission (“SEC”) by each of the individuals or firms listed in the table below. If you wish, you may obtain these reports from the SEC.

	Amount and
	Nature
Name and Address	of Beneficial	Percent of
of Beneficial Owner	Ownership(1)	Class

Farhad Fred Ebrahimi	1,409,000 (2)	9.2%
475 Circle Drive Denver, CO 80206
Bear Stearns Asset Management Inc.	1,322,553 (3)	8.6%
383 Madison Avenue New York, New York 10179
GAMCO, Investors, Inc., el al.	860,900 (4)	5.6%
One Corporate Center Rye, New York 10580

(1)	“Beneficial Ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you “beneficially” own Lamson common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.

(2)	Farhad Fred Ebrahimi reported the beneficial ownership of such shares on a Form 4, which was filed with the SEC on January 24, 2006.

(3)	Bear Stearns Asset Management Inc. reported the ownership of such shares on a Schedule 13G, which was filed with the SEC on February 14, 2006.

(4)	Mario J. Gabelli and various entities which he directly or indirectly controls or for which either one acts as chief investment officer reported the ownership of such shares (as of March 10, 2006) on a Schedule 13D/ A, which was filed with the SEC on March 14, 2006.

Security Ownership of Management and Directors
      The following table sets forth, as of March 17, 2006, the beneficial ownership of Lamson’s common stock by each of its five most highly-compensated executive officers as of December 31, 2005 (the “Named Executive Officers”) and each director individually, and the percent of cumulative beneficial ownership of all executive officers and directors as a group.

	Amount and
	Nature
	of Beneficial	Percent of
Name	Ownership(1)(2)	Class

John B. Schulze	600,319	3.67
James J. Abel	498,190	3.05
Donald A. Gutierrez	127,579	*
Norman P. Sutterer	50,494	*
Norman E. Amos	38,621	*
James T. Bartlett	48,376	*
Francis H. Beam, Jr.	11,241	*
Martin J. Cleary	48,000	*
William H. Coquillette	17,830	*
John C. Dannemiller	92,002	*
George R. Hill	78,537	*
A. Malachi Mixon, III	80,569	*
D. Van Skilling	65,078	*
All executive officers and directors as a group (17 persons)	1,913,235	11.70

*	Less than 1 percent.

(1)	Includes the following number of Common Shares which are not owned of record but which could be acquired by the individual within 60 days after January 16, 2006 upon the exercise of outstanding options under the Company’s stock option plans: Mr. Schulze — 338,333; Mr. Abel — 276,000; Mr. Gutierrez — 103,333; Mr. Sutterer — 28,333, Mr. Amos — 4,000 and all other directors and executive officers as a group — 156,666.

(2)	Includes shares held jointly or in the name of the director’s spouse, minor children, or relatives sharing his home, reporting of which is required by applicable rules of the SEC. Unless otherwise indicated, or in the case of joint ownership, the listed individuals possess sole voting power and sole investment power with respect to such shares. The figure for Mr. Schulze includes 700 shares owned by his wife, to which he has disclaimed beneficial ownership. No other director or executive officer has disclaimed beneficial ownership of any shares.
ELECTION OF DIRECTORS
(Proposal No. 1)
Nominees for Directors
      The Board of Directors currently has ten members and is divided into three classes. At least a majority of the Board must satisfy the independence criteria established by the SEC and the New York Stock Exchange (the “NYSE”). Class II currently consists of three members, Class I currently consists of four members and Class III currently consists of three members. A single class of directors is elected by the shareholders annually for a three-year term.
      Pursuant to the Company’s Guidelines on Significant Corporate Governance Issues, the retirement age for the Company’s directors is 70 (although the Board may waive the retirement age for valid reasons or under special circumstances). Both Mr. Beam and Mr. Cleary have reached the retirement age for directors, and each has informed the Company that he will retire effective after the Annual Meeting. The Code of Regulations provides that the number of directors serving on the Board will be between nine and fifteen, as may be determined by the Board. The Board intends that after the retirement of Messrs. Beam and Cleary and in accordance with the Code of Regulations, the Board will consist of nine directors, with three members in each class.
      The terms of the following Class II directors expire at the Annual Meeting: John C. Dannemiller, George R. Hill and William H. Coquillette. For election as Class II directors at the Annual Meeting, the Governance, Nominating and Compensation Committee of the Board of Directors has recommended, and the Board of Directors has approved, the re-nomination of Mr. Dannemiller, Dr. Hill and Mr. Coquillette to serve as directors for the three-year term of office which will expire at the Annual Meeting of Shareholders in 2009. For election as a Class I director at the Annual Meeting, the Governance, Nominating and Compensation Committee also has recommended, and the Board has approved, the nomination of Michael J. Merriman, Jr. to serve as a director in Class I, with a term of office that will expire at the Annual Meeting of Shareholders in 2007. Each director elected will serve until the term of office of the class to which he is elected expires and until the election and qualification of his successor.
      The director candidates receiving the greatest number of votes shall be elected at the Annual Meeting. It is the intention of the persons named in the enclosed proxy to vote such proxy as specified and, if no specification is made, to vote such proxy for the election of Mr. Dannemiller, Dr. Hill and Mr. Coquillette as Class II directors and Mr. Merriman as a Class I director. The Board of Directors recommends that you vote FOR the four nominees for director.
      The Board of Directors has no reason to believe that the persons nominated will not be available to serve. In the event that a vacancy among such original nominees occurs prior to the Annual Meeting, shares of common stock of Lamson (the “Common Shares”) represented by the proxies so appointed will be voted for a substitute nominee or nominees designated by the Board of Directors and for the remaining nominees.
      Listed below are the names of the three nominees for election to the Board of Directors in Class II, the one nominee for election to the Board of Directors in Class I, those continuing directors in Classes I and III, who previously have been elected to terms which will expire in 2007 and 2008, respectively, and those retiring directors in Class I. Also listed is the year in which each individual first became a director of the Company, the individual’s principal occupation, and certain other information, based in part on data submitted by the directors.

Nominee(s) for Election at the Meeting
Name, Age		Year First
Principal Occupation		Became a
and Business(1)	Other Directorships	Director

Class II: Term Expires in 2009 (if elected at the Annual Meeting)
John C. Dannemiller (67)	U-Store-It	1988
Retired Chairman, Applied Industrial Technologies (Distributor of bearings, power transmission components and related products)
George R. Hill (64)	None	1990
Retired Senior Vice President, The Lubrizol Corporation (Full service supplier of performance chemicals and systems to worldwide transportation and industrial markets)
William H. Coquillette (56)	None	1997
Partner, Jones Day (Law firm)

Nominee(s) for Election at the Meeting
Name, Age		Year First
Principal Occupation		Became a
and Business(1)	Other Directorships	Director

Class I: Term Expires in 2007 (if elected at the Annual Meeting)
Michael J. Merriman, Jr. (49)	RC2 Corporation
Senior Vice President and Chief Financial Officer, American Greetings Corporation (manufacturer and marketer of social expression products) (September 2005 – Present), Private Investor May 2004 – August 2005, President and Chief Executive Officer, Royal Appliance Manufacturing Co. (marketer of dirt devil and royal vacuum cleaners) (August 1995 – May 2004)
Continuing Directors
Class III: Term Expires in 2008
James J. Abel (60)	CPI Corp.	2002
Executive Vice President, Secretary, Treasurer and Chief Financial Officer of the Company
A. Malachi Mixon, III (65)	Invacare Corporation	1990
Chairman of the Board and Chief Executive Officer, Invacare Corporation (Manufacturer and distributor of home healthcare products)	The Sherwin-Williams Company Cleveland Clinic Foundation
John B. Schulze (68)	None	1984
Chairman of the Board, President and Chief Executive Officer of the Company
Class I: Term Expires in 2007
James T. Bartlett (69)	Keithley Instruments, Inc.	1997
Advising Director, Primus Venture Partners (Private investment firm)
D. Van Skilling (72)	First American Corporation	1989
Retired Chairman and Chief Executive Officer, Experian Information Solutions, Inc. (Supplier of credit, marketing and real estate information and decision support systems)	American Business Bank McDATA Corporation Onvia, Inc. First Advantage Corporation
Retiring Directors
Class I:
Francis H. Beam, Jr.(2) (70)	None	1990
Retired President, Pepper Capital Corp. (Venture capital firm)
Martin J. Cleary(2) (70)	Guardian Life Insurance	1989
Retired President and Chief Operating Officer, The Richard E. Jacobs Group (Real estate developer)	Company of America CBL & Associates Properties, Inc.

(1)	Each director and nominee either has held the position shown or has had other executive positions with the same employer or its subsidiary for more than five years.

(2)	Such director will retire immediately after the Annual Meeting, as described above.
Meetings and Committees of the Board of Directors
      The Board of Directors oversees the business and affairs of Lamson and monitors the performance of management. Non-management directors meet in executive session without management directors present at least quarterly. A presiding non-management director is selected by all of the non-management directors for each meeting. The Board met seven times during 2005. All of the Directors attended at least 75% of the regularly scheduled and special meetings of the Board and Board committees on which they served in 2005. All members of the Board were present at the Company’s 2005 Annual Meeting of Shareholders. All Board members are expected to attend the 2006 Annual Meeting of Shareholders.
      The Board has determined that to be considered independent, a director must meet the independence criteria set forth in the NYSE’s listing requirements. That is, a director may not have a direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits (or has the potential to impair or inhibit) a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders. In making its assessment of independence, the Board considers any and all material relationships not merely from the standpoint of the director, but also from that of persons or organizations with which the director has or has had an affiliation or those relationships which may be material, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The Board also considers whether a director is a former employee of the Company within the last five years. The Board consults with the Company’s counsel to ensure that the Board’s determinations with respect to the independence of directors are consistent with the NYSE listing requirements, as well as all relevant securities and other laws and regulations. Consistent with these considerations, the Board affirmatively has determined that the following directors are independent directors: James T. Bartlett, Francis H. Beam, Jr., Martin J. Cleary, John C. Dannemiller, George R. Hill, A. Malachi Mixon, III and D. Van Skilling.
      The Board has two standing committees: the Audit Committee and the Governance, Nominating and Compensation Committee. Each committee reports to the Board at the next meeting of the Board following a committee meeting. The Audit Committee and the Governance, Nominating and Compensation Committee each held five meetings in 2005.
Standing Committees of the Board of Directors
      The Audit Committee: The Audit Committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists solely of independent directors (as currently required by the NYSE listing standards). Messrs. Beam (Chairman), Cleary and Dannemiller and Dr. Hill currently are the members of the Audit Committee. The functions of the Audit Committee include (i) appointing, retaining, overseeing and terminating the Company’s independent registered public accounting firm, both external and internal, and pre-approving all auditing and non-auditing services to be performed by the independent auditors, (ii) reviewing the independence of the independent registered public accounting firm, (iii) reviewing the proposed audit programs (including both independent and internal audits) and the results of the independent and internal audits, (iv) reviewing and evaluating the adequacy of the Company’s systems of internal accounting controls, (v) reviewing the recommendations of the independent registered public accounting firm, (vi) reviewing the quarterly and annual financial statements of the Company prior to the filing of such statements with the SEC, and (vii) reviewing such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Audit Committee, in its own discretion, may deem desirable in connection with the review functions described above. The functions of the Audit Committee are more fully described in its charter which is posted on the Company’s Web site at www.lamson-sessions.com via the Investor Relations page. The Audit Committee meets privately with the independent audit groups for both internal and external audits and the Company’s management at each of its meetings.
      The Governance, Nominating and Compensation Committee: The Governance, Nominating and Compensation Committee (the “GNC Committee”) consists solely of independent directors (as currently required by NYSE listing standards). Messrs. Skilling (Chairman), Bartlett, Beam, Dannemiller and Mixon currently are the members of the GNC Committee. The GNC Committee considers all material matters relating to the compensation policies and practices of the Company, and administers the Company’s incentive plans and base salary policies as they relate to the executive officers of the Company. The GNC Committee also (i) reviews and recommends candidates for election to the Board of Directors, (ii) recommends whether incumbent directors should be nominated for re-election to the Board, and (iii) recommends directors for appointment to any committee of the Board.
      The GNC Committee identifies potential director candidates through various means, including recommendation from members of the Board of Directors and shareholders. With respect to any nominee recommended by a shareholder of the Company, a resume of the candidate’s business experience and background should be directed in writing to the attention of Lamson’s Secretary, 25701 Science Park Drive, Cleveland, OH 44122. The Company’s Guidelines on Significant Corporate Governance Issues contain Board membership criteria that apply to assessments by the GNC Committee of potential nominees for a position on the Board. These Guidelines provide that in evaluating and recommending director candidates, the GNC Committee consider a variety of factors, including experience, business judgment and industry knowledge. In addition, the GNC Committee evaluates the candidate’s qualifications in light of the needs of the Board and the Company at that time. Finally, the Company requires that at least a majority of its directors satisfy the independence criteria established by the NYSE Listing Requirements, any applicable SEC rules and the Board’s criteria for independence described above. The Company’s Guidelines on Significant Corporate Governance Issues are posted on the Company’s Web site at www.lamson-sessions.com via the Investor Relations page.
      The GNC Committee also is responsible for developing and recommending corporate governance principles applicable to the Board in compliance with rules and regulations of the NYSE and the SEC. The functions of the GNC Committee are more fully described in its charter which is also posted on the Company’s Web site at www.lamson-sessions.com via the Investor Relations page.
Communications with the Board
      Shareholders may communicate with the Board, the non-employee directors as a group or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Secretary, The Lamson & Sessions Co., 25701 Science Park Drive, Cleveland, OH 44122. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All communications are compiled by the Secretary and forwarded to the Board or, if appropriate, a committee of the Board or the individual director(s).
Compensation of Lamson’s Directors
      Directors who are employees of Lamson do not receive any separate fees or other remuneration for serving as a director of the Board. For fiscal year 2005, non-employee directors were each paid an annual retainer of $15,000 for their service on the Board of Directors, and received an additional fee of $1,500 for each Board meeting and $2,500 for each committee meeting attended. Each of the Chairmen of the Audit Committee and the GNC Committee received an additional annual fee of $5,000. Directors may also participate in the Company’s Deferred Compensation Plan for Non-Employee Directors (the “Plan”), under which directors may elect to defer their annual retainers and meeting fees. Under this Plan, deferred fees may be invested by the trustee, at a director’s option, in either a money market fund or Common Shares of the Company. If a director elects to have his deferred compensation invested in Common Shares of the Company, the director will receive an additional sum equal to 25% of the deferred amount in the form of restricted shares issued from the Company’s 1998 Incentive Equity Plan (the “1998 Plan”). If the Amended and Restated Plan is approved by the shareholders at the Annual Meeting, the additional 25% may be issued in the form of restricted shares or deferred shares.
      New directors who have not previously served on the Board of Directors receive a one-time grant of restricted shares under the 1998 Plan. Such restricted shares will have an aggregate market value on the date of such election of $100,000.
      Lamson’s current non-employee directors are provided with certain retirement and death benefits under the Company’s Outside Directors’ Benefit Program (the “Program”). All current non-employee directors have completed an aggregate of one year of continuous service and are eligible to participate. The Program generally provides for normal retirement benefits payable upon retirement and completion of five years of continuous service. The Program also contains provisions for early retirement benefits, vested deferred retirement benefits, a “change in control” of the Company, disability retirement benefits and survivors’ benefits upon the death of a participant. Participants in the Program, or their beneficiaries, are eligible to receive benefits in an amount equal to the annual retainer being paid to the participant for service as a non-employee director as of December 31, 2004, with such adjustments as are necessary based on the date of retirement or death. Retirement or death benefits under the Program are payable for a ten-year period on a quarterly basis, commencing upon the date of retirement or death. Either the participant, the participant’s beneficiary or the Company can elect that such retirement or death benefits be paid in an actuarially-equivalent, lump-sum payment. Only the directors currently serving on the Board are eligible to participate in the Program. In 2004, Lamson’s Board of Directors “froze” the Program. As a result, only the non-employee directors serving on the Board as of December 31, 2004 are eligible to receive benefits under the Program, and any person not serving on the Board as of December 31, 2004 will not be entitled to participate in the Program.
      Stock Option Grants to Non-Employee Directors: The 1998 Plan authorizes the grant of options to non-employee directors for the purchase of Common Shares. The 1998 Plan provides that each year on the Monday following the Annual Meeting of Shareholders, each individual elected, re-elected or continuing as a non-employee director automatically will receive a non-qualified option to purchase 4,000 Common Shares. The exercise price for such options is the average of the high and low prices at which the Common Shares traded on the NYSE on the date of grant. Such options become exercisable one year after the date of grant and expire ten years after the date of the grant. If the Amended and Restated 1998 Plan is approved by the shareholders at the Annual Meeting, the mandatory option grants will be eliminated; however, the Board will have the authority to make grants of options, restricted shares or deferred shares to the non-employee directors. Prior to April 30, 2004, such option grants were made to non-employee directors under Lamson’s Non-Employee Directors Stock Option Plan (the “Directors Plan”). The Directors Plan expired on April 22, 2004 and no future grants will be made thereunder. As of December 31, 2005, there were options outstanding under the Directors Plan representing 60,000 shares of the Company’s Common Stock. The options outstanding under the Directors Plan may be exercised pursuant to the terms of the stock option agreements, which expire on or before May 5, 2013.
      Options granted under the Directors Plan to a non-employee director must be exercised within 36 months of retirement as a director or within 12 months from the date a director resigns due to disability. Upon the death of a non-employee director, the director’s legal representative or heirs will have twelve months from the date of death to exercise his stock options. However, in no event will options be exercisable after the expiration of the 10-year option period.
      If a director resigns, or ceases to serve as a non-employee director for any reason other than retirement, disability or death, only those options exercisable on the date of termination will be exercisable. Such options may be exercised within ninety days after termination.
      In the event of a “change in control” of the Company (as defined in the Directors Plan and in the 1998 Plan), all stock options fully vest and become exercisable.
      Pursuant to the 1998 Plan, on May 2, 2005 each non-employee director was granted a non-qualified stock option to purchase 4,000 Common Shares at an exercise price of $9.395 per share. These stock options are scheduled to become exercisable on May 2, 2006.

EXECUTIVE COMPENSATION
      The following table summarizes the compensation earned by each of the Named Executive Officers with respect to the fiscal year shown for services rendered to the Company and its subsidiaries.
SUMMARY COMPENSATION TABLE

					Long-Term Compensation

					Awards		Payouts
		Annual Compensation
					Restricted	Securities	Performance	All Other
				Other Accrual	Stock	Underlying	Unit	Compensation
Name and Principal Position	Year	Salary	Bonus	Compensation(5)	Awards(3)	Options (#)	Payouts	(1)(2)(3)

John B. Schulze	2005	$490,000	$882,000	$5,178	—	100,000	$—	$37,139
Chairman of the Board	2004	470,000	541,400	8,774	—	100,000	—	29,522
President and Chief	2003	450,000	—	—	—	100,000	—	31,080
Executive Officer
James J. Abel	2005	335,000	522,500	1,062	—	45,000		$18,178
Executive Vice President,	2004	320,000	307,200	1,844	—	45,000	—	15,463
Secretary, Treasurer and	2003	302,000	—	—	—	40,000	—	14,242
Chief Financial Officer
Donald A. Gutierrez(4)	2005	238,000	257,000	1,897	341	25,000		$49,100
Senior Vice President	2004	228,000	154,400	927	—	25,000	—	35,689
	2003	221,000	—	—	—	25,000	—	16,531
Norman P. Sutterer(4)	2005	211,000	227,850	669	297	25,000		$45,649
Senior Vice President	2004	203,000	134,700	1,067	—	25,000	—	32,851
	2003	195,000	—	—	—	20,000	—	16,244
Norman E. Amos (4)	2005	184,000	—	—	2290	12,000		$203,751
Vice President	2004	177,000	115,400	—	—	12,000	—	130,666
	2003	170,000	—	—	—	12,000	—	—

(1)	Includes the cost (exclusive of tax reimbursement) of split dollar insurance maintained by the Company to provide death benefits for Mr. Schulze, Mr. Abel, Mr. Gutierrez, Mr. Sutterer and Mr. Amos in 2005 of $25,139, $6,178, $8,500, $8,047 and $-0-, respectively; in 2004 of $25,139, $6,178, $8,500, $8,047 and $-0-, respectively; and in 2003 of $22,080, $5,242, $7,531, $7,514 and $-0-, respectively.

(2)	Includes matching contributions up to 75% of the first 6% of an employee’s compensation contributed to the Company’s 401(k) Deferred Savings Plan with an additional 25% match based on the Company’s profitability, which is available to all salaried employees. On February 17, 2005, the GNC Committee approved a 25% match based upon the Company’s financial performance for fiscal year 2004. The matching contributions made by the Company under the Plan to the accounts of: Mr. Schulze, Mr. Abel, Mr. Gutierrez, Mr. Sutterer and Mr. Amos in 2005 totaled $12,000, $12,000, $12,000, $12,252 and $10,551, respectively; in 2004 totaled $10,719, $10,719, $10,719, $10,719 and $15,266, respectively; and in 2003 totaled $8,051, $8,051, $8,051, $7,730 and $-0-, respectively.

(3)	Includes deferred compensation pursuant to Stock Ownership Guidelines for Executive Officers implemented by the GNC Committee. Pursuant to the Stock Ownership Guidelines, officers may elect to defer income earned in a fiscal year. However, the deferral for which the election is made does not occur until February following the end of the fiscal year specified by the officer’s election, since bonuses for any fiscal year most recently ended are not approved by the GNC Committee until then. For fiscal year 2005 (to be paid in March 2006), the income amounts deferred by Messrs. Gutierrez, Sutterer and Amos were $28,600, $25,350 and $193,200, respectively. For fiscal year 2004 (paid in March 2005), the income amounts deferred by Mr. Gutierrez, Mr. Sutterer and Mr. Amos were $17,200, $15,000 and $115,400, respectively. For fiscal year 2003, there were no bonuses paid, therefore, no deferrals were possible in February 2004. In addition, for those officers who elect to defer a portion of their bonuses, the Company matches 20% of the deferred amounts in the form of restricted shares to these executives, issued from the 1998 Plan.

(4)	Mr. Gutierrez and Mr. Sutterer are responsible for the business segments of Carlon and Lamson Home Products, respectively. Mr. Amos is responsible for Supply Chain Management for the Company.

(5)	Reflects reimbursement of taxes resulting from premiums on split dollar insurance.
Stock Options
      The following table sets forth information concerning stock option grants made to the Named Executive Officers during fiscal year 2005 pursuant to the 1998 Plan.
OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Grant Date Value

	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise
	Options	Employees in	Price	Expiration	Grant Date
Name	Granted (#)(1)	Fiscal Year	($/Sh)	Date	Present Value(2)

John B. Schulze	100,000	32.26%	$9.725	4/29/15	$501,000
James J. Abel	45,000	14.52%	9.725	4/29/15	225,450
Donald A. Gutierrez	25,000	8.06%	9.725	4/29/15	125,250
Norman P. Sutterer	25,000	8.06%	9.725	4/29/15	125,250
Norman E. Amos	12,000	3.87%	9.725	4/29/15	60,120

(1)	Options are exercisable after April 29, 2006 and then only as follows: one-third on each anniversary of the grant date over three years, with the number of shares vested in each year rounded to the nearest whole share. In the event of a “change in control” of the Company (as defined in the 1998 Plan), all stock options fully vest and become exercisable and all awards of stock may be cashed out on the basis of the highest price paid or offered for Common Shares during the preceding 60-day period.

(2)	The present value determinations in this column were made pursuant to rules promulgated by the SEC using a Black-Scholes option pricing model and, therefore, are not intended to forecast possible future appreciation, if any, of the Company’s Common Shares. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates, stock price volatility, time of exercise and dividend yield. The Company determined the estimated values using volatility assumptions based on 125 months of stock prices; interest rate assumptions based on the five-year Treasury Strip Yield, as reported in The Wall Street Journal; a dividend yield assumption of zero; and an assumed time of exercise of the option of five years.

Stock Option Exercises and Fiscal Year-End Values
      The following table sets forth information about stock options exercised during fiscal year 2005 by the Named Executive Officers and the fiscal year-end values of unexercised options held by the Named Executive Officers. All of such options were granted under the Company’s 1988 Incentive Equity Performance Plan and the 1998 Plan.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options Held at		In-the-Money Options Held at
	Shares		December 31, 2005 (#)		December 31, 2005(1)
	Acquired on	Value
Name	Exercise (#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

John B. Schulze	150,000	3,317,960	505,000	200,000	$9,614,254	$3,485,166
James J. Abel	36,000	145,332	289,667	88,333	5,364,980	1,532,351
Donald A. Gutierrez	47,000	880,463	95,000	50,000	1,799,884	871,291
Norman P. Sutterer	93,000	1,414,652	56,667	48,333	1,087,783	835,317
Norman E. Amos	44,000	830,235	—	24,000	-0-	418,220

(1)	Based on the closing price on the NYSE — Composite Transactions of the Company’s Common Shares on December 30, 2005 (the last trading day in fiscal year 2005) of $25.02.
Pension Benefits
      The following table shows the estimated annual pension benefits under The Lamson & Sessions Co. Salaried Employees’ Retirement Plan (“Lamson & Sessions Plan”), that would be payable to employees in various compensation classifications upon retirement at age sixty-five during the year 2005.

	Annual Normal Retirement Benefits
	for Years of Credited Service Indicated
Average Annual
Compensation	15 Years	20 Years	25 Years	30 Years

$100,000	$25,000	$33,333	$41,667	$50,000
150,000	37,500	50,000	62,500	75,000
200,000	50,000	66,667	83,333	100,000
250,000	62,500	83,333	104,167	125,000
300,000	75,000	100,000	125,000	150,000
350,000	87,500	116,667	145,833	175,000
400,000	100,000	133,333	166,667	200,000
450,000	112,500	150,000	187,500	225,000
500,000	125,000	166,668	208,333	250,000
550,000	137,500	183,335	229,166	275,000
600,000	150,000	200,000	250,000	300,000
650,000	162,500	216,668	270,833	325,000
700,000	175,000	233,335	291,666	350,000
750,000	187,500	250,000	312,500	375,000
800,000	200,000	266,668	333,333	400,000
850,000	212,500	283,335	354,166	425,000
900,000	225,000	300,000	375,000	450,000
      The amounts listed in the table are computed on a straight-life annuity basis and are subject to an offset for Social Security benefits. These amounts have been determined without regard to the maximum benefit limitations for defined benefit plans and the limitations on compensation imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Code places limitations on the amount of compensation that may be taken into account in calculating pension benefits and on the amount of pensions that may be paid under federal income tax qualified plans such as the Lamson & Sessions Plan. For benefits accruing in plan years beginning after 1999, no more than $210,000 (indexed for inflation) in annual compensation may be taken into account. However, under the Supplemental Executive Retirement Plan agreements (“SERPs”), described below, participating executives will receive the amounts to which they otherwise would have been entitled under the Lamson & Sessions Plan provided they meet the terms of the applicable SERP.
      The amounts shown in the column under the heading “Average Annual Compensation” are based on the highest five consecutive years of compensation during the last ten years prior to retirement and include salary, overtime and bonuses, but exclude commissions and stock option awards. Normal retirement benefits under the Lamson & Sessions Plan are equal to the greater of (a) 50% of a participant’s average annual compensation based on the highest five consecutive years during the last ten years prior to retirement less 50% of the participant’s primary Social Security benefit or (b) $3,600 times a fraction, the denominator of which is 30 and the numerator of which is the participant’s number of years of service up to 30.
      Messrs. Schulze, Abel, Gutierrez, Sutterer and Amos are participants in the Lamson & Sessions Plan with 18, 15, 9, 17 and 5 years of credited service, respectively, under the Lamson & Sessions Plan. The Company has entered into amended and restated SERPs with Messrs. Schulze and Abel. Messrs. Schulze and Abel will not be able to achieve thirty years of service on their normal retirement dates.
      The SERPs provide that the executive will receive, upon normal retirement, a supplemental retirement benefit equal to the difference between (i) the amount that would have been payable to the executive under the Lamson & Sessions Plan, without regard to any federal statutory limitation on the annual amount of benefits payable under the Lamson & Sessions Plan and the amount of compensation taken into account in calculating benefits under the Lamson & Sessions Plan, as if the executive had completed thirty years of service with the Company, and (ii) the amount actually payable to the executive under the Lamson & Sessions Plan or under any other applicable plan for which the executive meets the eligibility requirements. The SERPs also provide for, among other things, disability benefits and benefits in the event the executive’s employment with the Company is terminated under certain circumstances prior to retirement and in the event of the executive’s death prior to retirement under certain circumstances.
Agreements with Certain Officers
      Lamson has entered into agreements with Messrs. Schulze, Abel, Gutierrez, Sutterer and Amos and three other executives (as amended, the “Executive Change-in-Control Agreements”), which specify certain financial arrangements that the Company will provide upon the termination of such individuals’ employment with the Company under circumstances involving a “change in control” (as defined in the Executive Change-in-Control Agreements) of the Company. The Executive Change-in-Control Agreements are intended to ensure continuity and stability of senior management of the Company.
      Each of the Executive Change-in-Control Agreements provides that, in the event of a “change in control” of the Company, the individual would continue employment with the Company in the individual’s then current position for a term of three years for Mr. Schulze and two years for each of the other executives following the “change in control.” Following a “change in control,” the individual would be entitled during the ensuing period of employment to receive base compensation and to continue to participate in incentive and employee benefit plans consistent with past practices. Upon the occurrence of a “change in control” followed by (i) a significant adverse change in the nature or scope of the individual’s duties or compensation, (ii) the individual’s determination of being unable effectively to carry out the current duties and responsibilities, (iii) relocation of the individual’s principal work location to a place more than fifty miles from the principal work location immediately prior to the “change in control,” (iv) the liquidation, merger or sale of the Company (unless the new entity assumes the Executive Change-in-Control Agreement) or (v) a material breach of the Executive Change-in-Control Agreement, the individual would be entitled to resign and would be entitled to receive a lump sum payment equal to the present value of the then current base compensation and incentive compensation (based on historical experience). The individual would also be entitled to continue to participate in employee benefit plans consistent with past practices for the remaining period of employment provided in his Executive Change-in-Control Agreement. In the case of a “change in control,” the Executive Change-in-Control Agreements also provide for protection of certain retirement benefits which would have been earned during the years for which severance was paid and reimbursement for any additional tax liability incurred as a result of excise taxes imposed or payments deemed to be attributable to the “change in control.”
      The Executive Change-in-Control Agreements do not create employment obligations for the Company unless a “change in control” has occurred, prior to which time the Company and the individual each reserves the right to terminate the employment relationship. Both before and after the occurrence of a “change in control” the Company may terminate the employment of any of such individuals for “cause.”
      The Company has established trust agreements pursuant to which amounts payable under the SERPs, the Executive Change-in-Control Agreements and certain expenses incurred by the officers in enforcing their rights under these arrangements, must be deposited by the Company in trust and expended by the trustee for such purposes. Such trusts are revocable, but upon the occurrence of certain “change in control” events affecting the Company, will become irrevocable. The trusts are currently nominally funded, but the Company is obligated to fund them fully upon the occurrence of the “change in control” events.
      The Company has also entered into Indemnification Agreements with each current member of the Board of Directors, as well as each of the Company’s executive officers. These agreements provide that, to the extent permitted by Ohio law, the Company will indemnify the director or officer against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines or settlements) incurred or suffered by the director or officer in connection with any suit in which the director or officer is a party or otherwise involved as a result of the individual’s service as a member of the Board of Directors or as an officer if the individual’s conduct that gave rise to such liability meets certain prescribed standards.
GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE REPORT
Overview and Philosophy
      The GNC Committee is composed entirely of non-employee directors and has been delegated the responsibility of approving the cash and non-cash compensation of all executive officers of the Company and making recommendations to the Board of Directors with respect to the establishment of the Company’s executive compensation plans. No member of the GNC Committee has interlocking relationships, reporting of which is required by applicable rules of the SEC.
      In administering the various executive compensation plans, the aim of the GNC Committee is to attract and retain key executives critical to the long-term success of the Company, to create incentives for executives to achieve long-term strategic management objectives that enhance shareholder value, to provide a balance between annual and long-term forms of compensation and, above all, to ensure that total compensation is performance-oriented and related to Company goals and objectives, using measurable criteria to the extent possible.
      The GNC Committee has considered the impact of Section 162(m) of the Code, which disallows a deduction to publicly-held companies for compensation paid to any executive officer whose compensation exceeds $1 million per year. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. The GNC Committee believes that Section 162(m) should not cause the Company to be denied a deduction for compensation paid to any executive officer in 2005.
Executive Officer Base Compensation
      Each executive officer’s base salary is reviewed by the GNC Committee at the time of the officer’s annual performance review. The base salary is recommended to the GNC Committee by the Chairman of the Board and Chief Executive Officer of the Company, and falls within a salary range for each officer’s job function that has been established by an independent executive compensation consultant, based, in part, on information collected by the consultant concerning compensation for executives with similar responsibilities at companies with comparable size and geographic location. Typically, salaries fall throughout the range and are not based on an arbitrary percentage of the highest salary within the range. In each case, the GNC Committee reviews the recommendation of the Chairman and CEO and approves the salary only after making an independent assessment of the individual executive’s performance.
      Mr. Schulze’s compensation is based upon the same factors considered with regard to executive officer compensation generally. The components making up his 2005 compensation included base salary, short-term incentive compensation and stock options. Pursuant to the annual incentives established by the GNC Committee, seventy-two percent of Mr. Schulze’s base salary represents his target award, the achievement of which was contingent upon the attainment of specific financial performance goals. The GNC Committee’s award of stock options to Mr. Schulze under the 1998 Plan was based on the same methodology used to calculate the awards of options to other executive officers under the 1998 Plan and designed to further align Mr. Schulze’s interests with those of other shareholders of the Company.
      In determining Mr. Schulze’s compensation, the GNC Committee considered the Company’s performance. The GNC Committee discusses and determines priorities with Mr. Schulze at the beginning of the year and discusses his performance with respect to these priorities periodically during the year and at the end of the year.
      Mr. Schulze is not present when the GNC Committee reviews his performance and determines his compensation.
Short-Term Incentive Compensation
      Target award levels are established annually by the GNC Committee for each executive officer of the Company. In 2005, Mr. Schulze’s award is based solely on the financial performance of the Company expressed in terms of earnings before interest, taxes, depreciation and amortization. Other executive officers’ achievement of target awards is based 80 percent on the financial performance of the Company and 20 percent on the achievement of specific personal goals and objectives. In 2005, the Company’s Short-Term Incentive Plan provided target award opportunities for executive officers that ranged from 42 to 72 percent of base salary, although amounts could vary above and below that range depending upon Company performance and individual accomplishment.
Stock Options and Long-Term Incentive Compensation
      The GNC Committee also is charged with the responsibility of administering the 1998 Plan, under which stock options are granted to executive officers and other employees of the Company. The GNC Committee believes that stock options align the interests of the executive officers with those of the shareholders, providing a way in which the executive officers can build a meaningful stake in the Company. Accordingly, the GNC Committee has approved the implementation of stock ownership guidelines for the executive officers that are to be achieved over a fixed period of time. The guidelines are based on each executive officer’s respective salary compensation level and they will be reviewed by the GNC Committee at appropriate intervals.
      The GNC Committee fixes the terms, vesting requirements and the size of the grants of stock options awarded to the executive officers without regard to the amount of options or the expiration dates of options already held by executive officers. The size of each grant is based on the duties, responsibilities, performance and experience of the executive officer and his anticipated contribution to the Company. Options granted to executive officers vest one-third on each anniversary over three years, with the number of shares vested in each year rounded to the nearest whole share.

      Because stock options under the 1998 Plan and grants under the Company’s Long-Term Incentive Plan are both forms of long-term executive compensation, grants under both plans are generally considered at the same time. Awards under the Long-Term Incentive Plan are made in the form of performance units payable upon the achievement of three-year corporate goals, currently expressed in terms of financial performance. The GNC Committee determines the goals under which these awards are made from year to year. The GNC Committee did not approve the grant of performance units under the Company’s Long-Term Incentive Plan to executive officers for 2005.

GOVERNANCE, NOMINATING AND
COMPENSATION COMMITTEE

D. Van Skilling, Chairman
John C. Dannemiller
James T. Bartlett
A. Malachi Mixon, III
Francis H. Beam, Jr.

Company Stock Performance
      The following performance graph compares the five-year cumulative return, including reinvestment of dividends, from investing $100 on December 31, 2000 in each of the Common Shares, the Russell 2000 Index and Standard & Poor’s Small Industrials Index.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

	2000	2001	2002	2003	2004	2005

The Lamson & Sessions Co.	100	50	30.67	54.95	86.67	238.29
Russell 2000	100	102.49	81.49	120	142	148.46
S&P SmallCap 600 Industrial Index	100	106.1	95.22	131.01	167.16	188.53

$100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.
      There can be no assurances that the Company’s stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.
CERTAIN BUSINESS RELATIONSHIPS
      During the past fiscal year, the Company, in the normal course of business, utilized the services of the law firm of Jones Day in which Mr. Coquillette is a partner. The Company plans to continue using the services of the firm in 2006.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED 1998 PLAN
(Proposal No. 2)
GENERAL
      The 1998 Incentive Equity Plan (“Original Plan”) was approved by the Company’s shareholders on April 24, 1998. An amendment (“First Amendment”) increasing the shares available from 650,000 to 1,300,000 and updating the definition of “Change in Control” was approved by the Company’s shareholders on April 28, 2000. A second amendment (“Second Amendment”) increasing the shares available from 1,300,000 to 1,950,000 and providing that no participant in the Original Plan can be granted Option Rights and Appreciation Rights (each as defined in the Original Plan) in the aggregate for more than 350,000 shares of the Common Shares during any three-year period was approved by the Company’s shareholders on April 27, 2001. A third amendment (“Third Amendment”) increasing the shares available from 1,685,075 to 2,570,000 and permitting grant of options and restricted shares to Non-Employee Directors of the Company was approved by the Company’s shareholders on April 30, 2004. As of December 31, 2005, 822,739 Common Shares have been issued, 1,566,674 Common Shares are subject to outstanding awards and 180,587 Common Shares remain available for future awards under the Original Plan, as amended by the First Amendment, the Second Amendment and Third Amendment (for purposes of this summary and description section, the “Current Plan”).
      In order to continue the Company’s ability to develop and maintain strong management, on February 16, 2006, on the recommendation of the GNC Committee, the Board of Directors of the Company (the “Board”) approved amendments to the Current Plan by adopting the Amended and Restated 1998 Plan, subject to shareholder approval at the 2006 Annual Meeting. The principal reason for amending the Current Plan is to increase the number of shares to be issued by 650,000. In addition, certain limits on awards have been changed and the Amended and Restated 1998 Plan provides more flexibility for awards to Non-Employee Directors. The additional shares represent less than five percent of the issued and outstanding capital stock of the Company.
      A summary description of the Amended and Restated 1998 Plan is set forth below. The full text of the Amended and Restated 1998 Plan is annexed to this Proxy Statement as Appendix A, and the following summary is qualified in its entirety by reference to Appendix A. If the Amended and Restated 1998 Plan is not approved, the Current Plan remains in effect.
SUMMARY OF CHANGES
      Set forth below is a summary of the principal changes being proposed:
      Available Shares Increased. The Amended and Restated 1998 Plan increases the total number of Common Shares available by 650,000 Common Shares so that 3,220,000 Common Shares are available under the Amended and Restated 1998 Plan.
      Liberal Recycling Provisions Eliminated. The Current Plan contains liberal recycling provisions. However, the Amended and Restated 1998 Plan provides that, except for awards settled in cash, only shares covered by awards that expire or are forfeited will again be available for issuance under the Amended and Restated 1998 Plan. The following shares will not be added back to the aggregate limit under the Amended and Restated 1998 Plan: (1) shares tendered in payment of the option price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with option right proceeds. Further, all shares covered by a SAR, to the extent that it is exercised and settled in shares, whether or not all shares covered by the award are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Amended and Restated 1998 Plan.
      Limits on Certain Awards Changed. The Current Plan provides that the number of Restricted Shares that are not conditioned on the attainment of Management Objectives plus the number of Deferred Shares may not (after taking any forfeitures into account) exceed in the aggregate 845,000 Common Shares. The Amended and Restated 1998 Plan provides that the aggregate number of Common Shares issued as

Restricted Shares, Deferred Shares or Performance Shares or in payment of Performance Units may not exceed 360,000 Common Shares. The Current Plan provides that in no event shall any participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective dates of Grant in excess of $500,000. The Amended and Restated 1998 Plan provides that in no event shall any participant in any calendar year receive an award of Performance Units having an aggregate maximum value as of their respective dates of Grant in excess of $750,000.
      Non-Employee Director Awards Modified. The Current Plan provides for an automatic grant of an Option Right for 4,000 Common Shares to each Non-Employee Director on the Monday following the annual meeting of shareholders and also gives the GNC Committee discretion to grant additional option rights as well as restricted shares to Non-Employee Directors. The Amended and Restated 1998 Plan eliminates the automatic option award and gives the Committee the flexibility to grant options, restricted shares or deferred shares to Non-Employee Directors on a date or dates determined by the GNC Committee.
      Term Extended. The term of the Amended and Restated 1998 Plan has been extended. The Amended and Restated 1998 Plan provides that it will terminate ten years after the date of shareholder approval at the Annual Meeting.
      Section 409A. Various changes have been made to the Amended and Restated Plan in accordance with Section 409A of the Internal Revenue Code.
SUMMARY OF THE PLAN
      General. Under the Amended and Restated 1998 Plan, the GNC Committee is authorized to make awards of options to purchase Common Shares (“Option Rights”), awards of Tandem Appreciation Rights and/or Free-Standing Appreciation Rights (“Appreciation Rights”), awards of restricted shares (“Restricted Shares”), awards of deferred shares (“Deferred Shares”) and awards of performance shares (“Performance Shares”) and performance units (“Performance Units”). The terms applicable to awards of the various types, including those terms that may be established by the GNC Committee when making or administering particular awards, are set forth in detail in the Amended and Restated 1998 Plan.
      Shares Available Under the Plan. Subject to adjustment as provided in the Amended and Restated 1998 Plan, the number of Common Shares that may be issued or transferred (a) upon the exercise of Option Rights or Appreciation Rights, (b) as Restricted Shares, (c) as Deferred Shares, (d) in payment of Performance Shares or Performance Units that have been earned, or (e) in payment of dividend equivalents paid with respect to awards made under the Amended and Restated 1998 Plan may not exceed 3,220,000 (650,000 of which were approved by shareholders in 1998, 650,000 of which were approved by the shareholders in 2000, 650,000 of which were approved by the shareholders in 2001, 620,000 of which were approved by shareholders in 2004 and 650,000 of which are being added as of April 28, 2006) in the aggregate. Such Common Shares may be shares of original issuance or treasury shares or a combination of both. Shares covered by an award granted under the Amended and Restated 1998 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under the Amended and Restated 1998 Plan, any shares that were covered by that award will be available for issue or transfer under the Plan. Notwithstanding anything to the contrary: (a) shares tendered in payment of the exercise price of an option right shall not be added to the aggregate plan limit described above; (b) shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the aggregate plan limit described above; (c) shares that are repurchased by the Company with option right proceeds shall not be added to the aggregate plan limit described above; and (d) all shares covered by a SAR, to the extent that it is exercised and settled in shares, whether or not all shares covered by the award are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Amended and Restated 1998 Plan.
      Limitations on Specific Kinds of Awards. In addition to the general limitation on the number of Common Shares available under the Amended and Restated 1998 Plan, the Amended and Restated 1998 Plan specifically limits the number of Common Shares actually issued and transferred by the Company upon the exercise of an Incentive Stock Option to 650,000 in the aggregate subject to adjustment. Also, the aggregate number of Common Shares issued of Restricted Shares, Deferred Shares or Performance Shares or in payment of Performance Units may not exceed 360,000 Common Shares, subject to adjustment.
      Additionally, the Amended and Restated 1998 Plan provides for certain specific limits and other requirements in order that awards of Option Rights, Appreciation Rights, Performance Shares and Performance Units may qualify as performance-based compensation for the purpose of Section 162(m) of the Code. No participant may be granted Option Rights and Appreciation Rights, in the aggregate, for more than 350,000 Common Shares during any period of three years subject to adjustment. No participant shall be granted Restricted Shares that specify Management Objectives or Performance Shares, in the aggregate for more than 100,000 Common Shares during any one calendar year. Moreover, no participant may receive in any calendar year an award of Performance Units having an aggregate maximum value as of their respective dates of grant over $750,000.
      Eligibility. Officers, including officers who are members of the Board, and other key employees of the Company and its subsidiaries may be selected by the GNC Committee to receive benefits under the Amended and Restated 1998 Plan. The GNC Committee may also make awards under the Amended and Restated 1998 Plan to a person who has agreed to commence serving in any such capacity within 90 days of the date of grant. Non-Employee Directors are eligible to receive grants of Option Rights, Restricted Shares and Deferred Shares under the Amended and Restated 1998 Plan.
      Option Rights. The GNC Committee may grant Option Rights, which entitle the optionee to purchase a specified number of Common Shares at a price equal to or greater than market value at the date of grant. The option price is payable in cash, by the transfer to the Company of nonforfeitable unrestricted Common Shares owned by the optionee for at least six months having a value at the time of exercise equal to the option price, by any other legal consideration the GNC Committee may deem appropriate, or by a combination of such payment methods. To the extent permitted by law, any grant may provide for deferred payment of the option price from the proceeds of sale through a bank or broker of some or all of the Common Shares to which the exercise relates.
      Option Rights granted under the Amended and Restated 1998 Plan may be Option Rights that are intended to qualify as incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Code or Option Rights that are not intended to so qualify or combinations thereof. Incentive Stock Options may only be granted to participants who meet the definition of “employees” under Section 3401(c) of the Code. The GNC Committee may at the date of grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the optionee in cash or additional Common Shares on a current, deferred or contingent basis. The GNC Committee may condition the exercise of Option Rights on the achievement of Management Objectives.
      No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a “change of control” of the Company. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. The exercise of an Option Right cancels, on a share-for-share basis, any Tandem Appreciation Right. Option Rights must be evidenced by an Evidence of Award, containing the terms and provisions, consistent with the Amended and Restated 1998 Plan, as the GNC Committee may approve.
      Appreciation Rights. Appreciation Rights provide participants an alternative means of realizing the benefits of Option Rights. A Tandem Appreciation Right is a right to receive from the Company up to 100 percent of the spread between the option price and the current value of the Common Shares underlying the option. The amount is determined by the GNC Committee and the right is exercisable only when the related Option Right is also exercisable, the spread is positive and the recipient surrenders the related Option Right for cancellation. A Free-Standing Appreciation Right is the right to receive a percentage of the spread at the time of exercise. When computing the spread for a Free-Standing Appreciation Right, the base price must be equal to or greater than the market value of the underlying Common Shares on the date of grant.

Successive grants may be made to the same recipient even if that individual already has unexercised Free-Standing Appreciation Rights. No Free-Standing Appreciation Right may be exercised more than ten years from the date of grant.
      Any grant of Appreciation Rights may specify any or all of the following: (1) that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof, and the right to elect among those alternatives may be given to the participant or retained by the GNC Committee, (2) a maximum amount payable on exercise, (3) waiting periods before exercise, (4) permissible exercise dates or periods, (5) whether the Appreciation Right may be exercised only on or after a change in control of the Company, (6) whether dividend equivalents may be paid in cash or in Common Shares, and (7) Management Objectives that must be achieved as a condition to exercise such rights. Appreciation Rights must be evidenced by an Evidence of Award, containing the terms and provisions, consistent with the Amended and Restated 1998 Plan, as the GNC Committee may approve.
      Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of Common Shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, but the GNC Committee may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the GNC Committee may determine. The GNC Committee may condition the award on the achievement of Management Objectives.
      Restricted Shares must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period of not less than three years to be determined by the GNC Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the GNC Committee for the period during which the forfeiture provisions are to continue. The GNC Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company. Restricted Shares must be evidenced by an Evidence of Award, containing the terms and provisions, consistent with the Amended and Restated 1998 Plan, as the GNC Committee may approve.
      Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver Common Shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral period as the GNC Committee may specify. During the deferral period, the participant has no right to transfer any rights under his or her award, has no rights of ownership in the Deferred Shares and no right to vote them, but the GNC Committee may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on a current, deferred or contingent basis, either in cash or additional Common Shares. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant.
      Deferred Shares must be subject to a deferral period, as determined by the GNC Committee at the date of grant, except that the GNC Committee may provide for the earlier termination of such period in the event of a change in control of the Company. Deferred Shares must be evidenced by an Evidence of Award, containing the terms and provisions, consistent with the Amended and Restated 1998 Plan, as the GNC Committee may approve.
      Performance Shares and Performance Units. A Performance Share is the equivalent of one Common Share, and a Performance Unit is the equivalent of $1.00. The number of Performance Shares or Performance Units is specified by the GNC Committee and may be adjusted to reflect changes in compensation or other factors (unless the adjustment for certain participants would cause an award to lose its Section 162(m) exemption).

      A recipient must meet one or more Management Objectives within a specified performance period. Such performance period may be subject to earlier termination in the event of a change in control of the Company. A minimum level of acceptable achievement may also be established by the GNC Committee. If by the end of the performance period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum, he or she will be deemed to have partly earned the Performance Shares and/or Performance Units (the amount earned to be determined in accordance with a formula). The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Committee must determine that the Management Objectives have been satisfied.
      To the extent earned, the Performance Shares and/or Performance Units will be paid to the participant at the time and in the manner determined by the GNC Committee in cash, Common Shares or in any combination thereof (the GNC Committee may give either the participant or the GNC Committee the right to choose the form of payment). At the date of grant, the GNC Committee may provide for the payment of dividend equivalents on such Performance Shares in cash or additional Common Shares on a current, deferred or contingent basis. The GNC Committee may specify a maximum amount payable under any grant of Performance Shares or Performance Units. Performance Shares and Performance Units must be evidence by an Evidence of Award, containing the terms and provisions, consistent with the Amended and Restated 1998 Plan, as the GNC Committee may approve.
      Awards to Non-Employee Directors. The GNC Committee may authorize the grant of Option Rights and may also authorize the grant or sale of Restricted Shares and Deferred Shares to Non-Employee Directors. Any grant of Option Rights will be upon terms and conditions discussed above under “Option Rights.” Any grant of Restricted Shares will be on terms and conditions as discussed above under “Restricted Shares.” Any grant of Deferred Shares will be on terms and conditions as discussed above under “Deferred Shares.”
      In addition, each such Option Right will become exercisable one year after the date of grant, unless otherwise specified by the GNC Committee on the date of grant. In the event of termination of a director’s service on the Board, other than by reason of retirement, disability or death, the then outstanding Option Rights held by such director may be exercised to the extent that they would be exercisable on such date of termination and will expire 90 days after termination, or on their stated expiration date, whichever comes first. In the event of termination of service on the Board by the holder of any such Option Rights by reason of retirement after a Non-Employee Director has completed a specified period of service and attained a specified age, each of the then outstanding Option Rights of such holder (whether or not previously exercisable) may be exercised at any time within 36 months after the date of such retirement, or on their stated expiration date, whichever occurs first. In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder (whether or not previously exercisable) may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights. If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Amended and Restated 1998 Plan by such individual at the time of such commencement of employment will not be affected thereby. Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment will be made in cash or in Common Shares then owned by the optionee for at least six months, or in a combination of cash and such Common Shares.
      Management Objectives. The GNC Committee may establish performance objectives for participants who have received awards of Performance Shares or Performance Units or, if so determined, Option Rights, Appreciation Rights, Restricted Shares or dividend credits. Section 162(m) of the Code requires that the Amended and Restated 1998 Plan and the performance measures which must be attained to earn compensation under performance-based awards be disclosed to and approved by shareholders. Such performance measures, or “Management Objectives” may be described either in terms of Company-wide objectives or objectives that are related to performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed. The Management Objectives applicable to any award to a participant who is or is likely to become a “covered employee” within the meaning of Section 162(m) of the Code will be based on specified levels of, or growth in, one or more of the following criteria:

(1)	cash flow/net assets ratio;

(2)	debt/capital ratio;

(3)	return on total capital;

(4)	return on equity;

(5)	earnings per share growth;

(6)	revenue growth;

(7)	total return to shareholders; and

(8)	financial performance of the Company expressed in terms of EBITDA (earnings before interest, taxes, depreciation and amortization).
      If the GNC Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the GNC Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the GNC Committee deems appropriate and equitable, except in the case of a “covered employee” where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.
      Transferability. Except as otherwise determined by the GNC Committee, no Option Right, Appreciation Right or other award under the Amended and Restated 1998 Plan is transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the GNC Committee, only the participant (or the participant’s guardian or legal representative in the event of the participant’s legal incapacity) may exercise Option Rights or Appreciation Rights during the participant’s lifetime.
      The GNC Committee may specify at or after the date of grant that Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units are transferable by a participant to any family member (as defined in the instructions to Form S-8 under the Securities Act of 1933) of the Participant, without payment by the transferee, if reasonable prior notice of the transfer was given to the Company, and the transfer was made according to the terms and conditions specified by the GNC Committee or the Company. Any transferee will be subject to the same terms and conditions under the Amended and Restated 1998 Plan as the participant.
      The GNC Committee may specify that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the deferral period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer in the case of Restricted Shares, shall be subject to further restrictions on transfer.
      Adjustments. The number, kind, and price of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, splits and combinations, changes in capital structure of the Company, mergers, spin-offs, partial or complete liquidation, and similar events. If any such event occurs, the GNC Committee has discretion to substitute for any or all outstanding awards under the Amended and Restated 1998 Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The GNC Committee may also make or provide for such adjustments in the numbers of shares available under the Amended and Restated 1998

Plan and available for specific kinds of awards under the Amended and Restated 1998 Plan as the GNC Committee may determine appropriate to reflect any such transaction or event.
      Change in Control. A definition of “Change in Control” is specifically included in the Amended and Restated 1998 Plan. This definition can be found in the full text of the Amended and Restated 1998 Plan attached hereto as Appendix A.
      Certain Terminations of Employment. To the extent if permitted by Section 409A, if a participant holding (a) an Option Right or Appreciation Right that is not fully and immediately exercisable, (b) Restricted Shares where the restrictions on transfer have not yet lapsed, (c) Deferred Shares where the deferral period is not complete, (d) Performance Shares or Performance Units that have not been fully earned, or (e) Common Shares distributed under the Amended and Restated 1998 Plan and subject to continuing restrictions, terminates employment by reason of death, disability, normal retirement, early retirement approved by the Company, entry into public service or leave of absence approved by the Company, or in the event of hardship or other special circumstances, the GNC Committee may take any action it deems equitable or in the Company’s best interest.
      Non-U.S. Employees. The GNC Committee may provide for special terms for awards to participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America, as the GNC Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.
      Administration and Amendments. The Amended and Restated 1998 Plan will be administered by a committee of the Board (or subcommittee thereof) consisting of not less than three members of the Board, each of whom shall (i) meet all applicable independence requirements of the New York Stock Exchange, or if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Common Stock is traded, (ii) be a “Non-Employee Director” within the meaning of Rule 16b-3 and (iii) be an “outside director” within the meaning of Section 162(m) of the Code.
      The GNC Committee’s interpretation of the Amended and Restated 1998 Plan and related agreements and documents is final and conclusive. The Amended and Restated 1998 Plan may be amended from time to time by the GNC Committee. However, any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of the Amended and Restated 1998 Plan or any amendment thereof for shareholder approval is not to be construed to limit the Company’s authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.
      Consistent with the Company policy against repricing “underwater” options, the GNC Committee may not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the option price. Furthermore, no Option Right may be canceled and replaced with awards having a lower option price without further approval of the shareholders.
      Except with respect to Option Rights and Appreciation Rights, the GNC Committee may require participants, or permit participants to elect, to defer issuance of shares or the settlement of cash awards and may provide for payment of interest or dividend equivalents on the deferred amounts. The GNC Committee may also condition any award on the surrender or deferral by a participant of his or her right to receive a cash bonus or other compensation.
      Compliance with Section 409A of the Internal Revenue Code. The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the Plan. To the extent applicable, it is intended that the Plan and any grants made under the Plan comply with the provisions of Section 409A of the Internal Revenue Code. The Plan and any grants made under the Plan will be administered in a manner consistent with this intent, and any provision of the Plan that would cause the Plan or any grant made under the Plan to fail to satisfy Section 409A shall have no force and effect until amended to comply with Section 409A (which amendment may be retroactive to the extent permitted by Section 409A and may be made by the Company without the consent of the participants).

Any reference to Section 409A will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
      Termination. No grant under the Amended and Restated 1998 Plan may be made more than ten years after the Amended and Restated 1998 Plan is approved by the shareholders, but all grants made on or before the 10th anniversary will continue in effect after that date subject the terms of those grants and this Amended and Restated 1998 Plan.
      General. The closing price of the Common Shares on December 30, 2005 on the New York Stock Exchange was $25.02 per share.
FEDERAL INCOME TAX CONSEQUENCES
      The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended and Restated 1998 Plan based on Federal income tax laws in effect on January 1, 2006. This summary is not intended to be complete and does not describe state or local tax consequences.
TAX CONSEQUENCES TO PARTICIPANTS
      Non-qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).
      Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in an alternative minimum tax liability. If Common Shares are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.
      If Common Shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).
      Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received on the exercise.
      Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
      Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of non-restricted Common Shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares).
      Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted Common Shares received.
TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY
      To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
REQUIRED VOTE
      A majority of the votes cast at the Annual Meeting will be required to approve the Amended and Restated 1998 Plan, provided that the total votes cast are over 50% in interest of all securities entitled to vote on the Amended and Restated 1998 Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED 1998 PLAN.
NEW PLAN BENEFITS
      It is not possible to determine specific amounts and types of awards that may be awarded in the future under the Amended and Restated 1998 Plan because the grant and actual pay-out of awards under such plan are discretionary.

EQUITY COMPENSATION PLAN INFORMATION
      The table below sets forth certain information regarding the following equity compensation plans of the Company as of December 31, 2005: 1988 Incentive Equity Performance Plan (As Amended as of October 19, 2000), the Current Plan, Non-Employee Directors Stock Option Plan (As Amended and Restated as of July 19, 2001), Deferred Compensation Plan for Non-Employee Directors (As Amended and Restated as of April 30, 2004) and Deferred Compensation Plan for Executive Officers (As Amended and Restated as of October 18, 2001). All of those plans have been approved by shareholders, except the Directors Deferred Plan and the Executive Officers Deferred Plan.

			Number of Securities
			Remaining Available
			for Future Issuance
	Number of Securities		Under Equity
	to Be Issued	Weighted-Average	Compensation Plans
	upon Exercise of	Exercise Price of	(Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
	Warrants and Rights	Warrants and Rights	in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,786,174	$6.67	180,587 (1)
Equity compensation plans not approved by security holders	0	N/A	0 (2)
Total	1,786,174	$6.67	180,587

(1)	Reflects 180,587 Common Shares remaining available under the 1998 Plan, which authorizes the GNC Committee to make awards of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units.

(2)	The Directors Deferred Plan and the Executive Officers Deferred Plan provide for the issuance of Common Shares, but do not provide for a specific amount available under the plans. Descriptions of those plans are set forth below.
Directors Deferred Plan
      The Directors Deferred Plan provides Directors the opportunity to defer their annual retainers and meeting fees. Such deferred fees may be invested, at each Director’s election, in either a money market fund or in Common Shares of the Company. If a Director elects to have this deferred compensation invested in Common Shares, the director will receive restricted shares, issued from the 1998 Plan equivalent to 25% of the dollar amount deferred by the director. The price of each restricted share is based on the market value on the date the retainer or fee is deferred.
Executive Officers Deferred Plan
      The Executive Officers Deferred Plan provides designated executive officers and other key employees of the Company the opportunity to defer bonus compensation payable to them under the Company’s annual incentive compensation program. Such deferred compensation is invested in deferred Common Shares of the Company. If a participant elects to have his or her bonus deferred, the Company will issue restricted shares under the 1998 Plan to such participant in the amount of 20% of the deferred annual incentive compensation.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires Lamson’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC, the NYSE and the Pacific Stock Exchange, and to provide Lamson with copies of such reports.

      Based solely on review of the copies of such reports furnished to the Company, or written representation that no forms were required to be filed, the Company believes that during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except: (1) a Form 4 for James T. Bartlett was filed on February 22, 2005 one day late, and; (2) a Form 4 for Charles W. Hennon was filed on May 3, 2005 reporting a distribution from deferred compensation which should have been filed by February 27, 2005.
AUDIT COMMITTEE REPORT
      The Board of Directors of the Company adopted a written Audit Committee Charter. All members of the Audit Committee are independent as required by the NYSE’s current listing standards. The Audit Committee met six times in 2005. The Audit Committee has implemented procedures through which it devotes the attention that it deems necessary and appropriate to carry out its responsibilities, during a fiscal year, in each of the matters assigned to it under the Audit Committee Charter, a copy of which is posted on the Company’s Web site at www.lamson-sessions.com via the Investor Relations page.
      The Audit Committee has reviewed and discussed with the Company’s management and Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, the audited financial statements of the Company contained in the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2005, as well as quarterly financial statements all prior to their issuance. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications). The Audit Committee’s meetings include executive sessions with the Company’s independent registered public accounting firm and with the Company’s internal auditors, in each case without the presence of the Company’s management.
      Among other things, the Audit Committee also oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics, conflicts of interest and the Company’s internal auditing process.
      The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (titled, “Independence Discussions with Audit Committees”), and has discussed with Ernst & Young their independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by Ernst & Young is compatible with maintaining their independence and has pre-approved all non-audit services.
      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE

Francis H. Beam, Jr., Chairman
Martin J. Cleary
John C. Dannemiller
George R. Hill
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      For many years the firm of Ernst & Young in Cleveland, Ohio, has served as the independent registered public accounting firm to the Company. In February 2005, Ernst & Young was reappointed by the Board of Directors of the Company, on the recommendation of the Audit Committee, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005. The Audit Committee has retained Ernst & Young for the Company’s 2006 fiscal year. Representatives of Ernst & Young are expected to be present at the Company’s Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. They are expected to be available to respond to proper questions regarding the independent registered public accounting firm’s responsibilities.
Audit Fees
      Fees for audit services totaled $663,800 in 2005 and $615,020 in 2004, including fees associated with the annual financial statement audit, reviews of the Company’s quarterly reports on Form 10-Q and the audit of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee approved one hundred percent of such fees in 2004 and 2005.
Audit-Related Fees
      Fees for audit-related services totaled $22,500 in 2005 and $52,500 in 2004. Audit-related services principally include accounting consultations. The Audit Committee approved one hundred percent of such fees in 2004 and 2005.
Tax Fees
      Fees for tax services, including tax compliance, tax advice and tax planning totaled $29,250 in 2005 and $38,737 in 2004. The Audit Committee approved one hundred percent of such fees in 2004 and 2005.
All Other Fees
      There were no other fees in 2004 or 2005 not included in the above totals.
AUDIT COMMITTEE FINANCIAL EXPERT
      The Board has determined that one member of the Audit Committee, Francis H. Beam, Jr., has the qualifications to be an “audit committee financial expert” as defined in the SEC’s rules and regulations and also meets the standards of independence adopted by the SEC for membership on an audit committee.
AUDIT COMMITTEE PRE-APPROVAL POLICY
      The Audit Committee pre-approves, prior to engagement, all audit and non-audit services provided by the Company’s independent registered public accounting firm and all fees to be paid for such services. The Audit Committee has pre-approved all audit services to be provided by the Company’s independent registered public accounting firm related to the review of the Company’s quarterly financial reports on Form 10-Q for the Company’s 2006 fiscal year. All other services are considered and approved by the Audit Committee, on an individual basis, as such proposed engagements are presented to the Audit Committee.
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING OF SHAREHOLDERS
      Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 2007 must be received by the Company’s Secretary at its principal office in Cleveland, Ohio, not later than November 30, 2006 for inclusion in the Company’s Proxy Statement and Form of Proxy relating to the Annual Meeting of Shareholders in 2007. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for consideration and comply with the proxy rules of the SEC.
      If a shareholder intends to present a proposal at the Company’s 2007 Annual Meeting without inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the

Company on or before February 13, 2007, proxies solicited by the Board of Directors will confer discretionary authority to vote on the proposal if presented at the meeting.
CODE OF ETHICS
      The Company’s Code of Corporate Conduct and Ethics that applies to its directors and associates, including the Company’s principal executive officer, principal financial officer, principal accounting officer and any person performing a similar function with the Company, is posted on the Company’s Web site at www.lamson-sessions.com via the Investor Relations page. In addition, the Company will provide, free of charge to any person, a copy of the Code of Corporate Conduct and Ethics. Requests should be sent to: Secretary, The Lamson & Sessions Co., 25701 Science Park Drive, Cleveland, OH 44122. The Company intends to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding certain amendments to or waivers of its Code of Corporate Conduct and Ethics by posting such information on its Web site at www.lamson-sessions.com via the Investor Relations page.
OTHER MATTERS
      The Board of Directors of the Company is not aware of any matter to come before the Annual Meeting other than as herein presented. However, if any other matter is properly brought before the Annual Meeting, the persons appointed as proxies in the accompanying proxy will have discretion to vote or act hereon according to their best judgment.
      The Company’s 2005 Annual Report, including financial statements, has been mailed contemporaneously with this Proxy Statement.

By Order of the Board of Directors.

James J. Abel
Executive Vice President, Secretary,
Treasurer and Chief Financial Officer

APPENDIX A
THE LAMSON & SESSIONS CO.
1998 INCENTIVE EQUITY PLAN
(AS AMENDED AND RESTATED AS APRIL 28, 2006)

i

THE LAMSON & SESSIONS CO.
1998 INCENTIVE EQUITY PLAN
(AS AMENDED AND RESTATED AS OF APRIL 28, 2006)

SECTION 1.	PURPOSE.
      The Lamson & Sessions Co. 1998 Incentive Equity Plan (As Amended and Restated as of April 28, 2006) (the “Plan”) is intended to encourage directors, key executives and managerial employees of The Lamson & Sessions Co. (the “Company”) and its subsidiaries to become owners of stock of the Company in order to increase their interest in the Company’s long-term success, to provide incentive equity opportunities that are competitive with other similarly situated corporations and to stimulate the efforts of such persons by giving suitable recognition for services that contribute materially to the Company’s success.

SECTION 2.	DEFINITIONS.
      For purposes of the Plan, the following terms are defined as set forth below:
      “APPRECIATION RIGHT” means a right granted pursuant to Section 5 of this Plan, and includes both Tandem Appreciation Rights and Free-Standing Appreciation Rights.
      “BASE PRICE” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.
      “BOARD” means the Board of Directors of the Company.
      “CHANGE IN CONTROL” has the meaning provided in Section 14 of this Plan.
      “CODE” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
      “COMMITTEE” means the committee (or subcommittee) described in Section 19(a) of this Plan.
      “COMMON SHARES” means (i) common shares, without par value, of the Company and (ii) any security into which such common shares may be converted by reason of any transaction or event of the type referred to in Section 12 of this Plan.
      “COVERED EMPLOYEE” means a Participant who is, or is determined by the Committee to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).
      “DATE OF GRANT” means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares becomes effective (which date may not be earlier than the date on which the Committee takes action with respect thereto).
      “DEFERRAL PERIOD” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.
      “DEFERRED SHARES” means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.
      “DIRECTOR” means a member of the Board of Directors of the Company.
      “EVIDENCE OF AWARD” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Board, need not be signed by a representative of the Company or a Participant.
      “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

      “FAMILY MEMBERS” means family members as defined in General Instruction A(1)(a)(5) to Form S-8 under the Securities Act of 1933, as amended from time to time.
      “FREE-STANDING APPRECIATION RIGHT” means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.
      “INCENTIVE STOCK OPTIONS” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.
      “MANAGEMENT OBJECTIVES” means any performance objectives established by the Committee pursuant to Section 10 of this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares or dividend credits pursuant to this Plan.
      “MARKET VALUE PER SHARE” means, as of any particular date, the fair market value of the Common Shares as determined by the Committee. Unless otherwise determined by the Committee, “Market Value per Share” shall mean an amount equal to the mean between the high and low selling prices of the Common Shares on the New York Stock Exchange or if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Common Shares are traded, on the Date of Grant.
      “NON-EMPLOYEE DIRECTOR” means a person who is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.
      “OPTIONEE” means the optionee named in an agreement evidencing an outstanding Option Right.
      “OPTION PRICE” means the purchase price payable upon the exercise of an Option Right.
      “OPTION RIGHT” means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.
      “PARTICIPANT” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each Non-Employee Director who receives Common Shares or an award of Option Rights or Restricted Shares under this Plan.
      “PERFORMANCE PERIOD” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.
      “PERFORMANCE SHARE” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.
      “PERFORMANCE UNIT” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.
      “RESTRICTED SHARES” means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.
      “RULE 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act (or any successor rule to the same effect), as in effect from time to time.
      “SPREAD” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.
      “SUBSIDIARY” means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options “Subsidiary” means any corporation in which the Company owns or controls, directly or indirectly, at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.
      “TANDEM APPRECIATION RIGHT” means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.
      “VOTING POWER” means, at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.
      “VOTING STOCK” means, at any time, then-outstanding securities entitled to vote generally in the election of Directors.

SECTION 3.	SHARES AVAILABLE UNDER THE PLAN.
      (a) Subject to adjustment as provided in Section 12 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan may not exceed in the aggregate 3,220,000 (650,000 of which were approved by the shareholders in 1998; 650,000 of which were approved by the shareholders in 2000; 650,000 of which were approved by the shareholders in 2001; 620,000 of which were approved by shareholders in 2004 and 650,000 of which are being added as of April 28, 2006) Common Shares. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.
      (b) Common Shares covered by an award granted under this Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award will be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein: (A) Common Shares tendered in payment of the Option Price of a Option Right shall not be added to the aggregate plan limit described above; (B) Common Shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the aggregate plan limit described above; (C) Common Shares that are repurchased by the Company with Option Right proceeds shall not be added to the aggregate plan limit described above; and (D) all Common Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Common Shares, whether or not all Common Shares covered by the award are actually issued to the Participant upon exercise of the right, shall be considered issued or transferred pursuant to this Plan.
      (c) Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 12 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options may not exceed 650,000 Common Shares, (ii) the aggregate number of Common Shares issued as Restricted Shares, Deferred Shares or Performance Shares or in payment of Performance Units may not exceed 360,000 Common Shares, (iii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 350,000 Common Shares during any period of three years, and (iv) no Participant shall be granted Restricted Shares that specify Management Objectives or Performance Shares, in the aggregate for more than 100,000 Common Shares during any one calendar year.
      (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $750,000.

SECTION 4.     OPTION RIGHTS.
      The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant will specify an Option Price per Common Share, which will be equal to or greater than the Market Value per Share on the Date of Grant.

(c) Each grant will specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Common Shares that are already owned by the Optionee for at least six months and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing. For purposes of this Section 4, constructive delivery of shares will be deemed equivalent to actual delivery.

(d) On the Date of Grant, the Committee may determine that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights will be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee except that such risks of forfeiture and restrictions on transfer will apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

(e) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Common Shares to which the exercise relates.

(f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant under the Plan or any similar predecessor plan remain unexercised.

(g) Each grant will specify the period or periods of continuous employment of the Optionee by the Company or any Subsidiary that are necessary before the Option Rights or installments thereof will become exercisable, and any grant may provide for the earlier exercise of such Option Rights in the event of a Change in Control.

(h) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(i) Option Rights granted under this Plan may be (i) options, including without limitation Incentive Stock Options, that are intended to qualify under particular provisions of the Code (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(j) On the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents on such Option Rights in cash or Common Shares on a current, deferred or contingent basis.

(k) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(l) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

(m) Each grant of Option Rights will be evidenced by an Evidence of Award containing such terms and provisions, consistent with this Plan, as the Committee may approve.
SECTION 5.     APPRECIATION RIGHTS.
      (a) The Committee may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted under this Plan, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right is a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights except that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right is a right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.
      (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination of the foregoing and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

(ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee on the Date of Grant.

(iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control.

(v) Any grant may provide for the payment to the Participant of dividend equivalents on the grant in cash or Common Shares on a current, deferred or contingent basis.

(vi) Any grant may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

(vii) Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which will describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.
      (c) Any grant of Tandem Appreciation Rights will provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.
      (d) Regarding Free-Standing Appreciation Rights only:

(i) Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which will be equal to or greater than the Market Value per Share on the Date of Grant;

(ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.
SECTION 6.     RESTRICTED SHARES.
      The Committee may also authorize the grant or sale of Restricted Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer referred to below.

(b) Each such grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

(c) Each such grant or sale will provide that the Restricted Shares covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code, except (if the Committee so determines) in the event of a Change in Control, for a period of not less than three years to be determined by the Committee on the Date of Grant.

(d) Each such grant or sale will provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

(e) Any such grant or sale may be further conditioned upon the attainment of Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify, in respect of such Management Objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

(f) Any such grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

(g) Each such grant or sale will be evidenced by an Evidence of Award containing such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power endorsed in blank by the Participant with respect to such shares, will be held in custody by the Company until all restrictions on such Restricted Shares lapse.
SECTION 7.     DEFERRED SHARES.
      The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a) Each such grant or sale will constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(b) Each such grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

(c) Each such grant or sale will be subject to a Deferral Period fixed by the Committee on the Date of Grant, and any such grant or sale may provide for the earlier termination of such period in the event of a Change in Control.

(d) During the Deferral Period, the Participant will not have any right to transfer any rights under the subject award, will not have any rights of ownership in the Deferred Shares and will not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

(e) Each such grant or sale will be evidenced by an Evidence of Award containing such terms and provisions, consistent with this Plan, as the Committee may approve.
SECTION 8.     PERFORMANCE SHARES AND PERFORMANCE UNITS.
      The Committee may also authorize grants of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a) Each such grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors, except that no such adjustment will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b) The Performance Period with respect to each Performance Share or Performance Unit will be determined by the Committee on the Date of Grant, and may be subject to earlier termination in the event of a Change in Control.

(c) Each grant of Performance Shares or Performance Units will specify Management Objectives that, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and will set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Committee must determine that the Management Objectives have been satisfied.

(d) Each such grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination of cash and Common Shares and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(e) Any grant of Performance Shares may specify that the amount payable with respect to such grant may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect to the grant may not exceed maximums specified by the Committee on the Date of Grant.

(f) On the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents on such Performance Shares in cash or additional Common Shares on a current, deferred or contingent basis.

(g) Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award stating that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions, consistent with this Plan, as the Committee may approve.

SECTION 9.     AWARDS TO NON-EMPLOYEE DIRECTORS.
      The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors Option Rights and may also authorize the grant or sale of Common Shares, Restricted Shares or Deferred Shares to Non-Employee Directors.

(a) Each grant of Option Rights awarded pursuant to this Section 9 will be upon terms and conditions consistent with Section 4 of this Plan and will be evidenced by an agreement in such form as will be approved by the Committee. Each grant will specify an Option Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each such Option Right granted under the Plan will expire not more than ten years from the Date of Grant and will be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Committee, such Option Rights will be subject to the following additional terms and conditions:

(i) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(ii) Each such Option Right will become fully exercisable one year after the Date of Grant, unless otherwise specified by the Committee on the Date of Grant. Such Option Rights will become exercisable in full immediately in the event of a Change in Control.

(iii) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of retirement, disability or death, the then outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date of such termination and will expire 90 days after such termination, or on their stated expiration date, whichever occurs first.

(iv) In the event of termination of service on the Board by the holder of any such Option Rights by reason of retirement after a Non-Employee Director has completed a specified period of service and attained a specified age, each of the then outstanding Option Rights of such holder (whether or not previously exercisable) may be exercised at any time within 36 months after the date of such retirement, or on their stated expiration date, whichever occurs first.

(v) In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder (whether or not previously exercisable) may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights.

(vi) If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment will not be affected thereby.

(vii) Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment will be made in cash or in Common Shares then owned by the optionee for at least six months, or in a combination of cash and such Common Shares.

(b) Non-Employee Directors, pursuant to this Section 9, may be awarded, or may elect to receive, pursuant to procedures established by the Committee, all or any portion of their annual retainer or meeting fees in Common Shares in lieu of cash.

(c) Each grant or sale of Restricted Shares pursuant to this Section 9 will be upon terms and conditions consistent with Section 6 of this Plan.

(d) Each grant or sale of Deferred Shares pursuant to this Section 9 will be upon terms and conditions consistent with Section 7 of this Plan.

SECTION 10.     MANAGEMENT OBJECTIVES.
      (a) Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Covered Employee will be based on specified levels of or growth in one or more of the following criteria:

(i) cash flow/net assets ratio;

(ii) debt/capital ratio;

(iii) return on total capital;

(iv) return on equity;

(v) earnings per share growth;

(vi) revenue growth; and

(vii) total return to shareholders.
      (b) If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.
SECTION 11.     TRANSFERABILITY.
      (a) Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other award granted under this Plan may be transferred by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights may be exercised during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity, by the Participant’s guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.
      (b) Any grant or award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares, or upon payment under a grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions upon transfer.
      (c) Notwithstanding the provisions of Section 11(a), if so determined by the Committee in its discretion on or after the Date of Grant, Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units will be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more Family Members of the Participant’s, except that (i) no such transfer will be effective unless reasonable prior notice of such transfer is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that have been made applicable to such transfer by the Company or the Committee and (ii) any such transferee will be subject to the same terms and conditions under this Plan as the Participant.

SECTION 12.     ADJUSTMENTS.
      The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted under this Plan, (b) Option Price or Base Price provided in any outstanding Option Right or Appreciation Right, and (c) kind of shares covered by such awards, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation of the Company or other distribution of assets, issuance of rights or warrants to purchase securities of the Company, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the number of shares specified in Section 3 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 12 except that any such adjustment to the number specified in Section 3(b)(i) may be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify. This Section 12 may not be construed to permit the re-pricing of any Option Right in the absence of any of the circumstances described above in contravention of Section 20(b) of this Plan.
SECTION 13.     FRACTIONAL SHARES.
      The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.
SECTION 14.     CHANGE IN CONTROL.
      For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if any of the following events shall occur:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either: (i) the then-outstanding shares of common stock of the Company (the “Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (“Voting Stock”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 14; or

(b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company Common Stock and Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Company Common Stock and Voting Stock of the Company, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 15.     WITHHOLDING TAXES.
      To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required. In no event shall the Market Value per Share of the Common Shares to be withheld and/or delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld.
SECTION 16.     COMPLIANCE WITH SECTION 409A OF THE CODE.
      (a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. This Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause this Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
      (b) In order to determine for purposes of Section 409A of the Code whether a Participant is employed by a member of the Company’s controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Company under Section 414(c) of the Code) and, therefore, whether the shares of Common Stock that are or have been purchased by or awarded under this Plan to the Participant are shares of “service recipient” stock within the meaning of Section 409A of the Code:

(i) In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company’s controlled group under Section 414(b) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and

(ii) In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Company for purposes of Section 414(c) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.
      (c) Notwithstanding any provision of this Plan to the contrary, to the extent an award shall be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of a Change in Control and such Change in Control does not constitute a “change in the ownership or effective control” or a “change in the ownership or a substantial portion of the assets” of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code, then even though such award may be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of the Change in Control or any other provision of this Plan, payment will be made, to the extent necessary to comply with the provisions of Section 409A of the Code, to the Participant the earliest of (i) the Participant’s “separation from service” with the Company (determined in accordance with Section 409A of the Code); provided, however, that if the Participant is a “specified employee” (within the meaning of Section 409A of the Code), the payment date shall be the date that is six months after the date of the Participant’s separation from service with the Company, (ii) the date payment otherwise would have been made in the absence of any provisions in this Plan to the contrary (provided such date is permissible under Section 409A of the Code), or (iii) the Participant’s death.

SECTION 17.	CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE.
      If permitted by Section 409A of the Code, notwithstanding any other provision of this Plan to the contrary, if in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company, leave of absence to enter public service with the consent of the Company or other leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 11(b) of this Plan, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.
SECTION 18.     NON-U.S. EMPLOYEES.
      In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this

Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments, restatements or alternative versions may include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.
SECTION 19. ADMINISTRATION OF THE PLAN.
      (a) This Plan will be administered by a committee of the Board (or a subcommittee thereof) composed of not less than three members of the Board, each of whom shall (i) meet all applicable independence requirements of the New York Stock Exchange, or if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange on which the Common Stock is traded, (ii) be a “non-employee director” within the meaning of Rule 16b-3 and (iii) be an “outside director” within the meaning of Section 162(m) of the Code. A majority of the Committee will constitute a quorum, and the acts of the members of the Committee who are present at any meeting of the Committee at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, will be the acts of the Committee.
      (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action taken or determination made in good faith.
SECTION 20.     AMENDMENTS AND OTHER MATTERS.
      (a) This Plan may be amended from time to time by the Committee except that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules. Presentation of this Plan or any amendment of this Plan for shareholder approval will not be construed to limit the Company’s authority to offer similar or dissimilar benefits under other plans without shareholder approval.
      (b) The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right may be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 20(b) is intended to prohibit the re-pricing of “underwater” Option Rights and shall not be construed to prohibit the adjustments provided for in Section 12 of this Plan.
      (c) Except with respect to Option Rights and Appreciation Rights, the Committee may require Participants, or may permit Participants to elect, to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee may also provide that deferred issuances and settlements include the payment or crediting of interest on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Common Shares. If any such deferral is so provided by the Committee, the Committee shall establish rules and procedures relating to such deferral in the manner intended to comply with Section 409 of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the event that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.
      (d) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and will not interfere in any way with any right that the

Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time.
      (e) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan will be null and void with respect to such Option Right except that such provision will remain in effect with respect to other Option Rights, and there will be no further effect on any provision of this Plan.
      (f) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.
SECTION 21.     TERMINATION.
      No grant may be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date will continue in effect after that date subject to the terms of those grants and of this Plan.

Vote By Telephone

Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote By Internet

Have your proxy card available when you access the Web site http://www.cesvote.com and follow the simple instructions to record your vote.

Vote By Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253-9837.

Vote by Telephone
Call Toll-Free using a
Touch-Tone phone:
1-888-693-8683

Vote by Internet
Access the Web site and
Cast your vote:
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Vote by Mail
Return your proxy
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Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. Eastern Time on April 27, 2006 to be counted in the final tabulation.
If you vote by telephone or Internet, please do not send your proxy by mail.

è
Proxy must be signed and dated below.
ê Please fold and detach card at perforation before mailing. ê

25701 Science Park Drive
Cleveland, Ohio 44122
The undersigned hereby appoints James J. Abel and Lori L. Spencer, and each of them, as proxies, each with the power to appoint a substitute. The undersigned hereby authorizes the proxies to represent and to vote, as designated on the reverse side, all the Common Shares of The Lamson & Sessions Co. held of record by the undersigned on March 1, 2006, at the Annual Meeting of Shareholders to be held on April 28, 2006 or any adjournment(s) thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS.

Signature(s)

Signature(s)

Date:	, 2006

Please sign exactly as name appears. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If a corporation, please sign in corporate name by authorized officer and give title. If a partnership, please sign in partnership name by authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

ê Please fold and detach card at perforation before mailing. ê

Lamson & Sessions	Proxy

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees for the election of directors and FOR Proposal 2, with discretion to vote upon such other matters as may be brought before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
1.	ELECTION OF DIRECTORS

Nominees in Class II:

	(1) John C. Dannemiller	(2) George R. Hill	(3) William H. Coquillette

Nominee in Class I:

(4) Michael J. Merriman, Jr.

☐	FOR all four nominees listed above (except as listed to the contrary below)		☐	WITHHOLD AUTHORITY for all four nominees listed above

To withhold authority to vote for any individual nominee listed above, write that nominee’s name on the space provided below:

2.	Approval of The Lamson & Sessions 1998 Incentive Equity Plan (as amended and restated as of April 28, 2006).

☐ FOR	☐ AGAINST	☐ ABSTAIN
(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)